EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report") of Airlease Ltd., A California Limited Partnership (the "Partnership"), I, David B. Gebler, Chairman, Chief Executive Officer and President of Airlease Management Services, Inc., the General Partner of the Partnership, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: May 12, 2003                       /s/ DAVID B. GEBLER
                                          _____________________________________
                                              David B. Gebler
                                              Chairman, Chief Executive Officer
                                              and President